Exhibit 10.1

NATIONAL HOLDINGS CORPORTATION

SECURITIES PURCHASE AGREEMENT

DATED AS OF

January 24, 2013

with respect to

SALE OF

COMMON STOCK

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of January 24, 2013, is entered into by and among National Holdings Corporation, a Delaware corporation (the “Company”), and the individuals and entities listed on Exhibit A hereto under the heading “Purchasers” (the “Purchasers”) who become parties to this Agreement by executing and delivering a financing signature page in the form attached hereto as Exhibit B (the “Financing Signature Page”).

WHEREAS, the Company and the Purchasers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), and Rule 506 of Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act;

WHEREAS, the Purchasers wish to purchase from the Company, and the Company wishes to sell and issue to the Purchasers, upon the terms and conditions stated in this Agreement an aggregate of up to 33,333,333 shares (the "Shares") of the Company’s common stock, $0.02 par value per share (the “Common Stock”), at purchase price of $0.30 per Share, upon the terms and conditions set forth in this Agreement;

WHEREAS, the aggregate Purchase Price (as hereinafter defined) of this offering of Shares to all of the Purchasers shall be a minimum amount of $5,000,000 (the “Minimum Offering Amount”) and a maximum amount of $10,000,000 (the "Maximum Offering Amount");

WHEREAS, contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement (the "Registration Rights Agreement") pursuant to which the Company has agreed to provide certain registration rights with respect to the Shares under the Securities Act and the rules and regulations promulgated thereunder and applicable state securities laws; and

WHEREAS, the Company, National Securities Corporation and Signature Bank (the “Escrow Agent”) have executed and delivered an Escrow Agreement (the “Escrow Agreement”), pursuant to which the aggregate Purchase Price from the sale of the Shares shall be held in escrow pursuant to the terms thereof except that the Purchase Price for Shares that will be issued to a Purchaser that is a fund will not be held in escrow.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

1.              Authorization; Sale of Shares.

1.1           Authorization.  The Company has, or before the Closing (as defined in Section 2.2) will have, duly authorized the sale and issuance, pursuant to the terms of this Agreement, of the Shares.

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1.2           Sale of the Shares.  Subject to the terms and conditions of this Agreement, at the Closing, the Company will sell and each of the Purchasers will purchase, severally and not jointly, the Shares in the denominations set forth on Exhibit A attached hereto.

2.              Purchase Price; Closing.

2.1           Payment of the Purchase Price.  On or prior to the Closing Date, (i) the Company shall deliver to each Purchaser that is a fund certificates (the “Certificates”) representing such aggregate number of Shares either in person or to the address and in the manner as is set forth on such Purchaser’s signature page hereto, duly executed on behalf of the Company and registered in the name of such Purchaser in the manner as is set forth on such Purchaser’s signature page hereto and (ii) upon confirmation that the Certificates have been received by such Purchaser or such Purchaser’s custodian, such Purchaser shall pay its respective aggregate purchase price (the “Purchase Price”) for the Shares to be issued and sold to such Purchaser at the Closing, by wire transfer of immediately available funds in accordance with the Company’s written wire instructions.  The Purchase Price to be paid by the a Purchaser that is not a fund to the Company to acquire the Shares shall be held in escrow pursuant to the terms of the Escrow Agreement and disbursed in accordance therewith.  A Purchaser that is not a fund may withdraw his Purchase Price and terminate this Agreement as to such Purchaser at any time after the execution and delivery of the applicable signature hereto and prior to the applicable Closing by providing written notice to the Company and the Escrow Agent. The aggregate purchase price to be paid by the Purchasers to the Company to acquire the Shares will not be less than the Minimum Offering Amount and not more than the Maximum Offering Amount.

2.2           The Closing.  Subject to the terms and conditions of this Agreement, the closing (the “Closing”) of the sale and purchase of Shares under this Agreement will take place at the offices of Troutman Sanders LLP, The Chrysler Building, 405 Lexington Avenue, New York, New York 10174 (or remotely via the exchange of documents and signatures) on the date of this Agreement (the “Closing Date”).  At the Closing:

  (a)           the Company will deliver to each of the Purchasers such number of Shares set forth on the signature pages attached hereto, which will be reflected opposite such Investor’s name on Exhibit A attached hereto;

  (b)           the Company and each Purchaser will duly execute and deliver this Agreement and the Registration Rights Agreement;

  (c)           each Purchaser that is not a fund will have delivered to the Escrow Agent the Purchase Price for the Shares being purchased by such Purchaser and the Escrow Agent shall have delivered the Purchase Price to the Company by wire transfer of immediately available funds pursuant to the wire instructions provided by the Company; and

(d)          each Purchaser that is a fund will deliver the Purchase Price for the Shares being purchased by such Purchaser upon receipt of the its Certificate as set forth in Section 2.1

2.3           Escrow Arrangements.  Upon execution hereof by each Purchaser that is not a fund pending the Closing hereunder, the aggregate proceeds of the sale of the Shares to such Purchaser pursuant hereto shall be deposited in a non-interest bearing escrow account with the Escrow Agent, pursuant to the terms the Escrow Agreement.

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3.              Representations of the Company.  To induce the Purchasers to enter into this Agreement and to purchase the Shares, the Company hereby warrants, represents and covenants to the Purchasers as set forth below in this Section 3.  Except as set forth in the SEC Documents (as defined below) filed by the Company with the SEC, the Company represents and warrants to the Purchasers that as of the Closing Date:

3.1           Due Organization and Qualification.  Each of the Company and its Subsidiaries (which for purposes of this Agreement is defined as the subsidiaries of the Company listed on Exhibit 21 to the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2011) is an entity duly organized and validly existing and in good standing under the laws of the jurisdiction in which it is formed, and has the requisite power and authorization to own its properties and to carry on its business as now being conducted and as presently proposed to be conducted.  Each of the Company and its Subsidiaries is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect.  As used in this Agreement, “Material Adverse Effect” means any material adverse effect on (i) the business, properties, assets, liabilities, operations (including results thereof), condition (financial or otherwise) or prospects (to the extent disclosed in the SEC Documents) of the Company or any Subsidiary, either individually or taken as a whole, (ii) the transactions contemplated hereby or (iii) the authority or ability of the Company to perform any of its obligations hereunder.  Other than the Subsidiaries, the Company owns no interest, directly or indirectly, in any corporation, partnership, joint venture, limited liability company or other entity other than in the ordinary course of its business.

3.2           Power and Authority.  The Company has the requisite corporate power and authority to execute and deliver this Agreement and the Shares and to perform its obligations hereunder and thereunder.  The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action on the part of Company.  This Agreement has been duly executed and delivered by the Company and is the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, moratorium, insolvency, reorganization or other similar laws now or hereafter in effect generally affecting the enforcement of creditors’ rights, specific performance, injunctive or other equitable remedies.

3.3           Valid Issuance.  The Shares have been duly and validly authorized.  When issued and paid for in accordance with the terms hereof, the Shares will be validly issued, fully paid and non-assessable, and will be free and clear of all encumbrances and restrictions, except for restrictions on transfer set forth herein or imposed by applicable securities laws and except for those created by the Purchaser.

3.4           Brokers.  Neither the Company nor any of Company’s officers, directors, employees or stockholders has employed any broker or finder in connection with the transactions contemplated by this Agreement and no fee is or will be due and owing to any broker or finder in connection with the transactions contemplated by this Agreement, except for fees payable to National Securities Corporation.

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3.5           Private Placement.  Assuming the accuracy and completeness of the Purchasers' representations and warranties set forth in Section 4 hereof, the offer and issuance by the Company of the Shares is exempt from registration under the Securities Act.

3.6           No Conflict.  The execution, delivery and performance of this Agreement and the Shares by the Company and the consummation by the Company of the transactions contemplated hereby and thereby does not and will not (i) result in a violation of the Company’s certificate of incorporation or other organizational documents of the Company or any of its Subsidiaries, any capital stock of the Company, or the Company’s or any Subsidiaries Bylaws, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including, without limitation, federal and state securities laws and regulations and the rules and regulations of the Financial Industry Regulatory Authority, Inc.  (“FINRA”), and including all applicable federal laws, rules and regulations) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected except, in the case of clause (ii) or (iii) above, to the extent such violations do not or could not reasonably be expected to have a Material Adverse Effect.

3.7           Consents.  Neither the Company nor any Subsidiary is required to obtain any consent from, authorization or order of, or make any filing or registration with any court, arbitrational tribunal, administrative agency or commission or other governmental or self regulatory authority or agency (including, without limitation, FINRA and the SEC) (each of the foregoing is hereafter referred to as a “Governmental Entity”) or any other person or entity in order for it to execute, deliver or perform any of its obligations under, or contemplated by, this Agreement, in each case, in accordance with the terms hereof or thereof, except (i) a Rule 5122 Filing with FINRA, (ii) a Form D with the SEC, (iii) any registration of the Shares pursuant to the Registration Rights Agreement, and (iv) blue sky filings in various states.  All consents, authorizations, orders, filings and registrations which the Company is required to obtain at or prior to the Closing have been obtained or effected on or prior to the Closing Date, and neither the Company nor any of its Subsidiaries are aware of any facts or circumstances which might prevent the Company from obtaining or effecting any of the registration, application or filings contemplated hereby, except to the extent failure to obtain such consents do not or could not reasonably be expected to have a Material Adverse Effect.

3.8           No Integrated Offering.  None of the Company, its Subsidiaries or any of their affiliates, nor any person or entity acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause the offer and sale of the Shares to require approval of stockholders of the Company under any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of FINRA.  None of the Company, its Subsidiaries, their affiliates nor any person or entity acting on their behalf has taken nor will they take any action or steps that would cause the offer and sale of any of the Shares to be integrated with other offerings of securities of the Company by the Company or any other person or entity.  The offer and sale of the Shares is not and will not be integrated with other offerings of securities of the Company by the Company or any other person or entity.

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3.9           Application of Takeover Protections.  Other than the staggered board provisions contained in the Company’s By-Laws and power and authority to issue ‘blank check’ preferred stock, the Company and its board of directors (the “Board”) have taken all necessary action, if any, in order to render inapplicable any control share acquisition, interested stockholder, business combination, poison pill (including, without limitation, any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s Certificate of Incorporation, Bylaws or other organizational documents or the laws of the jurisdiction of its incorporation or otherwise which is or could become applicable to any Purchaser as a result of the transactions contemplated by this Agreement.

3.10         SEC Documents; Financial Statements.  During the two (2) years prior to the date hereof, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”).  As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto as in effect as of the time of filing.  Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company and its Subsidiaries as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments which will not be material, either individually or in the aggregate).

3.11         Absence of Certain Changes.  Since the date of the Company’s most recent audited financial statements contained in a Form 10-K, there has been no material adverse change and no material adverse development in the business, assets, liabilities, properties, operations (including results thereof), condition (financial or otherwise) or prospects (to the extent disclosed in the SEC Documents) of the Company or any of its Subsidiaries.  Except as set forth in the SEC Documents, since the date of the Company’s most recent audited financial statements contained in a Form 10-K, neither the Company nor any of its Subsidiaries has (i) declared or paid any dividends, (ii) sold any assets, individually or in the aggregate, outside of the ordinary course of business or (iii) made any material capital expenditures, individually or in the aggregate.  Neither the Company nor any of its Subsidiaries has taken any steps to seek protection pursuant to any law or statute relating to bankruptcy, insolvency, reorganization, receivership, liquidation or winding up, nor does the Company or any Subsidiary have any actual knowledge or reason to believe that any of their respective creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so.  The Company and its Subsidiaries, individually and on a consolidated basis, are not as of the date hereof, and after giving effect to the transactions contemplated hereby to occur at the Closing will not be, Insolvent (as defined below).  For purposes of this Section 3.11, “Insolvent” means, (a) with respect to the Company and its Subsidiaries, on a consolidated basis, (i) the Company and its Subsidiaries are unable to pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured or (ii) the Company and its Subsidiaries intend to incur or believe that they will incur debts that would be beyond their ability to pay as such debts mature; and (b) with respect to the Company and each Subsidiary, individually, (i) the Company or such Subsidiary (as the case may be) is unable to pay its respective debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured or (ii) the Company or such Subsidiary (as the case may be) intends to incur or believes that it will incur debts that would be beyond its respective ability to pay as such debts mature.  Neither the Company nor any of its Subsidiaries has engaged in any business or in any transaction, and is not about to engage in any business or in any transaction, for which the Company’s or such Subsidiary’s remaining assets constitute unreasonably small capital.

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3.12         No Undisclosed Events, Liabilities, Developments or Circumstances.  No event, liability, development or circumstance has occurred or exists, or is reasonably expected to exist or occur with respect to the Company, any of its Subsidiaries or any of their respective businesses, properties, liabilities, prospects (to the extent disclosed in the SEC Documents), operations (including results thereof) or condition (financial or otherwise) that (i) would be required to be disclosed by the Company under applicable securities laws on a registration statement on Form S-1 filed with the SEC relating to an issuance and sale by the Company of its securities and which has not been publicly announced, (ii) could have a material adverse effect on any Purchaser’s investment hereunder or (iii) could have a Material Adverse Effect.

3.13         Conduct of Business; Regulatory Permits.  Neither the Company nor any of its Subsidiaries is in violation of any term of or in default under its Certificate of Incorporation of the Company or any of its Subsidiaries or Bylaws, respectively.  Neither the Company nor any of its Subsidiaries is in violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to the Company or any of its Subsidiaries, and neither the Company nor any of its Subsidiaries will conduct its business in violation of any of the foregoing, except in all cases for possible violations which could not, individually or in the aggregate, have a Material Adverse Effect.  The Company and each of its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate regulatory authorities (including, without limitation, FINRA) necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations or permits would not have, individually or in the aggregate, a Material Adverse Effect, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit, which if so initiated and adjudicated against the Company would be reasonably expected to have a Material Adverse Effect.  None of the Subsidiaries has received any notice of termination from one of their respective clearing brokers regarding such Subsidiaries’ relationship with such clearing broker.

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3.14         Foreign Corrupt Practices.  Neither the Company nor any of its Subsidiaries nor any director, officer, agent, employee or other person or entity acting on behalf of the Company or any of its Subsidiaries has, in the course of its actions for, or on behalf of, the Company or any of its Subsidiaries (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S.  Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

3.15         Sarbanes-Oxley Act.  The Company and each Subsidiary is in compliance with all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and all applicable rules and regulations promulgated by the SEC thereunder that are effective as of the date hereof.

3.16         Transactions With Affiliates. None of the officers, directors or employees of the Company or any of its Subsidiaries is presently a party to any transaction with the Company or any of its Subsidiaries (other than for ordinary course services as employees, consultants, officers or directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director or employee or, to the knowledge of the Company or any of its Subsidiaries, any corporation, partnership, trust or other person or entity in which any such officer, director or employee has a substantial interest or is an employee, officer, director, trustee or partner.

3.17         Capitalization.  The authorized and outstanding equity capitalization of the Company (including all options, warrants and other convertible or other securities of the Company or any Subsidiary) are as disclosed in the SEC Documents.

3.18         Absence of Litigation.  There is no action, suit, proceeding, inquiry or investigation by any person or entity or before any Governmental Entity or by the SEC or FINRA involving the Company pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries or their respective officers or directors which individually or in the aggregate has or would reasonably be expected to have a Material Adverse Effect.

3.19         Insurance.  The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged.  Neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for, and neither the Company nor any such Subsidiary has any reason to believe that it will be unable to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

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3.20         Subsidiary Rights.  The Company or one of its Subsidiaries has the unrestricted right to vote, and (subject to limitations imposed by applicable law) to receive dividends and distributions on, all capital securities of its Subsidiaries as owned by the Company or such Subsidiary.

3.21         Tax Status.  Each of the Company and its Subsidiaries (i) has timely made or filed all material foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has timely paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and (iii) has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply.  There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company and its Subsidiaries know of no basis for any such claim.

3.22         Internal Accounting and Disclosure Controls.  Each of the Company and its Subsidiaries maintains internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) that is effective to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles, including that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any difference.  The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that are effective in ensuring that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the SEC, including, without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the Company’s management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate, to allow timely decisions regarding required disclosure.  Neither the Company nor any of its Subsidiaries has received any notice or correspondence from any accountant or other person or entity relating to any potential material weakness or significant deficiency in any part of the internal controls over financial reporting of the Company or any of its Subsidiaries.

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3.23         Off Balance Sheet Arrangements.  There is no transaction, arrangement, or other relationship between the Company or any of its Subsidiaries and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its Exchange Act filings and is not so disclosed or that otherwise could be reasonably likely to have a Material Adverse Effect.

3.24         Investment Company Status.  The Company is not, and upon consummation of the sale of the Shares will not be, an “investment company,” an affiliate of an “investment company,” a company controlled by an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended.

3.25         Money Laundering.  The Company and its Subsidiaries are in compliance with, and have not previously violated, the USA Patriot Act of 2001 and all other applicable U.S. and non-U.S. anti-money laundering laws and regulations, including, but not limited to, the laws, regulations and Executive Orders and sanctions programs administered by the U.S.  Office of Foreign Assets Control, including, but not limited, to (i) Executive Order 13224 of September 23, 2001 entitled, “Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism” (66 Fed.  Reg.  49079 (2001)); and (ii) any regulations contained in 31 CFR, Subtitle B, Chapter V.

3.26         Management.  During the past five year period, no current director or executive officer of the Company or any of its Subsidiaries has been the subject of:

  (a)           a petition under bankruptcy laws or any other insolvency or moratorium law or the appointment by a court of a receiver, fiscal agent or similar officer for such person or entity, or any partnership in which such person was a general partner at or within two years before the filing of such petition or such appointment, or any corporation or business association of which such person was an executive officer at or within two years before the time of the filing of such petition or such appointment;

  (b)           a conviction in a criminal proceeding or a named subject of a pending criminal proceeding (excluding traffic violations that do not relate to driving while intoxicated or driving under the influence);

  (c)           any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining any such person from, or otherwise limiting, the following activities:

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(i)            Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the United States Commodity Futures Trading Commission or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

(ii)            Engaging in any type of business practice; or

(iii)           Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of securities laws or commodities laws;

  (d)           any order, judgment or decree, not subsequently reversed, suspended or vacated, of any authority barring, suspending or otherwise limiting for more than 60 days the right of any such person to engage in any activity described in the preceding sub paragraph, or to be associated with persons engaged in any such activity;

  (e)           a finding by a court of competent jurisdiction in a civil action or by the SEC or other authority to have violated any securities law, regulation or decree and the judgment in such civil action or finding by the SEC or any other authority has not been subsequently reversed, suspended or vacated; or

  (f)            a finding by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any federal commodities law, and the judgment in such civil action or finding has not been subsequently reversed, suspended or vacated.

4.              Representations of the Purchasers.  Each Purchaser severally represents and warrants to the Company as follows:

4.1           Existence and Power.  In the event such Purchaser is an entity, such Purchaser (a) is duly organized and validly existing and (b) has the requisite power and authority to execute, deliver and perform its obligations under this Agreement.  In the event such Purchaser is an individual, such Purchaser has the legal capacity to execute, deliver and perform the obligations under this Agreement.

4.2           Authorization; No Contravention.  The execution delivery and performance by each Purchaser of this Agreement and the transactions contemplated hereby, (a) have been duly authorized by all necessary action, (b) do not contravene the terms of such Purchaser’s organizational documents, or any amendment thereof, and (c) do not violate, conflict with or result in any breach or contravention of, or the creation of any lien under, any material contractual obligation of such Purchaser or any requirement of law applicable to such Purchaser, and (d) do not violate any orders of any Governmental Entity against, or binding upon, such Purchaser.

4.3           Disclosure of Information.  Such Purchaser acknowledges that it has received all the information that it has requested relating to the Company and the purchase of the Shares.  Such Purchaser further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Shares.

4.4           Binding Effect.  This Agreement has been duly executed and delivered by such Purchaser and constitute the legal, valid and binding obligations of such Purchaser, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting generally the enforcement of creditors’ rights and subject to a court’s discretionary authority with respect to granting a decree ordering specific performance or other equitable remedies.

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4.5           Purchase for Own Account.  The Shares hereby acquired by such Purchaser pursuant to this Agreement are being acquired for such Purchaser’s own account and with no intention of distributing or reselling such securities in any transaction that would be in violation of the securities laws of the United States of America or any state, without prejudice.  If such Purchaser should in the future decide to dispose of any of such Shares, such Purchaser understands and agrees that it may do so only in compliance with the Securities Act and applicable state securities laws, as then in effect.  Such Purchaser agrees to the imprinting, so long as required by law, of legends on certificates representing the Shares, as follows:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE.  THE SECURITIES MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.

4.6           Restricted Securities.  Such Purchaser understands that, other than as provided in the Registration Rights Agreement, the Shares will not be registered at the time of their issuance under the Securities Act since they are being acquired from the Company in a transaction exempt from the registration requirements of the Securities Act and that the reliance of the Company on such exemption is predicated in part on such Purchaser’s representations set forth herein.

4.7           Investment Representations.  Such Purchaser (i) has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment, (ii) is able to bear the economic risk of an investment in the Shares and, at the present time, is able to afford a complete loss of such investment, (iii) at the time such Purchaser was offered the Shares and at the date hereof it is, an "accredited investor" as defined in Rule 501(a) of Regulation D promulgated under the Securities Act and (iv) has had the opportunity to ask questions of, and receive answers from, Company and persons acting on Company’s behalf concerning Company’s business, management, and financial affairs and the terms and conditions of the Shares.

4.8           Brokers.  There is no broker, investment banker, financial advisor, finder or other person who has been retained by or is authorized to act on behalf of such Purchaser who might be entitled to any fee or commission for which the Company will be liable in connection with the execution of this Agreement and the consummation of the transactions contemplated hereby, except for fees payable to National Securities Corporation.

4.9           Confidentiality Prior to the Date hereof.  Other than to other persons party to this Agreement, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction).

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4.10         No Governmental Review.  Such Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Shares or the fairness or suitability of the investment in the Shares nor have such authorities passed upon or endorsed the merits of the offering of the Shares.

4.11         Reliance on Exemptions. Such Purchaser understands that the Shares are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and such Purchaser's compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Shares.

4.12         General Solicitation. Such Purchaser is not purchasing the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any general advertisement.

4.13         Residency. Such Purchaser is a resident of that jurisdiction specified on its Financing Signature Page.

4.14         Acknowledgement. Such Purchaser acknowledges and agrees that the foregoing representations, warranties, covenants and acknowledgments are made by it with the intention that they may be relied upon by the Company and its agents and legal counsel in determining its eligibility or (if applicable) the eligibility of others on whose behalf it is contracting hereunder to purchase the Shares under the applicable securities legislation. Such Purchaser further agrees that by accepting delivery of the Shares at the Closing, it shall be representing and warranting that the foregoing representations and warranties are true and correct as at the Closing with the same force and effect as if they had been made by such Purchaser at the Closing and that they shall survive the purchase by such Purchaser of the Shares and still continue in full force and effect notwithstanding any subsequent disposition by such Purchaser of the Shares. The Company and its counsel shall be entitled to rely on the representations and warranties of such Purchaser contained in this paragraph.

5.              Conditions of Closing of the Purchasers.  The obligations of the Purchasers to purchase their respective Shares being purchased at the Closing are subject to the fulfillment at or before the Closing of the following conditions precedent, any one or more of which may be waived in whole or in part by the Purchasers, which waiver will be at the sole discretion of such Purchasers:

5.1           Representations and Warranties.  The representations and warranties made by the Company in this Agreement will have been true and correct in all respects as of the date when made and as of each Closing Date, except for the representations and warranties that are expressly made as of a particular date (which will remain true and correct as of such date).

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5.2           Agreements.  All agreements, and conditions contained in this Agreement to be performed or complied with by the Company prior to the Closing will have been performed or complied with by the Company prior to or at the Closing.

5.3           Consents, Etc.  The Company will have secured and delivered to the Purchasers all consents and authorizations that will be necessary or required lawfully to consummate this Agreement and to issue the Shares to be purchased by each Purchaser at the Closing.

5.4           Delivery of Documents.  All of the documents to be delivered by the Company pursuant to Section 2.2 will be in a form and substance reasonably satisfactory to the Purchasers and their counsel, and will have been executed and delivered to the Purchasers by each of the other parties thereto.

5.5           Proceedings and Documents.  All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions will be in a form and substance reasonably satisfactory to the Purchasers and their counsel, and the Purchasers and their counsel will have received all such counterpart originals or certified or other copies of such documents as the Purchasers or their counsel may reasonably request.

5.6           Broker-Dealer Matters.  Neither the Company nor any of its affiliates or Subsidiaries has received any oral or written notice from the SEC, FINRA or any state securities regulatory authority of any pending or threatened action or proceeding relating to the revocation or modification of any registration or qualification of the Company’s broker-dealer Subsidiaries as broker-dealers.  Neither the Company nor any of its Affiliates or Subsidiaries has received any oral or written notice from any of their clearing brokers of any pending or threatened revocation, modification or cancellation of their clearing relationship with the Company’s broker-dealer Subsidiaries.

5.7           Convertible/Exchangeable Securities.  There shall be no securities of the Company outstanding which entitle the holder thereof to acquire Common Stock other than options to purchase Common Stock issued under the Company's option plans and as set forth on Schedule 5.7 hereto.

5.8           Securities Laws Disclosure; Publicity.  On or before 9:00 A.M. Eastern Standard Time on the Closing Date, New York local time, the Company shall issue a press release or file a Form 8-K with the SEC announcing the signing of this Agreement and describing the terms of the transactions contemplated by this Agreement.  From and after the issuance of such press release, no Purchaser shall be in possession of any material, non-public information received from the Company or any of its officers, directors, employees or agents, that is not disclosed in the press release. The Company shall not otherwise publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the SEC (other than in a Registration Statement and any exhibits to filings made in respect of this transaction in accordance with periodic filing requirements under the Exchange Act) or any regulatory agency, without the prior written consent of such Purchaser, except to the extent such disclosure is required by law or regulations, in which case the Company shall provide the Purchaser with prior notice of such disclosure.

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6.              Conditions of Closing of the Company.  The Company’s obligations to sell and issue the Shares at the Closing are subject to the fulfillment at or before the Closing of the following conditions, which conditions may be waived in whole or in part by the Company, and which waiver will be at the sole discretion of the Company:

6.1           Representations and Warranties.  The representations and warranties made by the Purchasers in this Agreement will have been true and correct in all respects as of the date when made and as of each Closing Date, except for the representations and warranties that are expressly made as of a particular date (which will remain true and correct as of such date).

6.2           Agreements.  All agreements, and conditions contained in this Agreement to be performed or complied with by the Purchasers prior to the Closing will have been performed or complied with by the Company prior to or at the Closing.

6.3           Payment of Purchase Price.  The Purchasers will have tendered or arranged to have tendered (either directly or through a designated escrow agent) the aggregate Purchase Price in exchange for the Shares being issued hereunder in accordance with Section 2.2 or 2.3, as applicable.

6.4           Delivery of Documents.  All of the documents to be delivered by the Purchasers pursuant to Section 2.2 will be in a form and substance reasonably satisfactory to the Company and its counsel, and will have been executed and delivered to the Company by each of the other parties thereto.

7.              Covenants and Agreements of the Parties.

7.1           Use of Proceeds.  The Company will use the net proceeds from the sale of the Shares as follows:

  (a)           Approximately $2,800,000 will be used to repay certain indebtedness owing to St. Cloud Capital Partners II, L.P. ($1,800,000) and Bryant Riley ($1,000,000);

  (b)           The balance for general corporate, working capital and net capital purposes; and

  (c)            Associated and reasonable costs and fees relating to this offering.

7.2           Material Best Efforts. Each party shall use its material best efforts timely to satisfy each of the covenants and conditions to be satisfied by it as provided in Sections 5 and 6 of this Agreement.

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8.              Miscellaneous.

8.1           Indemnification.

  (a)           Subject to the provisions of Section 8.5 below, in consideration of each Purchaser’s execution and delivery of this Agreement and acquiring the Shares and in addition to all of the Company’s other obligations hereunder and under the Shares, the Company will defend, protect, indemnify and hold harmless each Purchaser and all of their respective stockholders, partners, members, officers, directors, employees, direct or indirect Purchasers, heirs, successors and assigns, and any agents or other representatives of any of the foregoing (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in this Agreement, (b) any breach of any covenant, agreement or obligation of the Company contained in this Agreement or (c) any cause of action, suit or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company) and arising out of or resulting from (i) the execution, delivery, performance or enforcement of this Agreement or the Shares or (ii) the status of such Purchaser as a Purchaser in the Company pursuant to the transactions contemplated by this Agreement and the Shares, except to the extent that the Purchaser breached any of its representations and warranties contained in Section 4 hereof.  To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company will make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

 (b)           Promptly after receipt by an Indemnitee under this Section 8.1 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving an Indemnified Liability, such Indemnitee will, if a claim in respect thereof is to be made against the Company under this Section 8.1, deliver to the Company a written notice of the commencement thereof, and the Company will have the right to participate in, and, to the extent the Company so desires, to assume control of the defense thereof with counsel mutually satisfactory to the Company and the Indemnitee; provided, however, that an Indemnitee will have the right to retain its own counsel with the fees and expenses of such counsel to be paid by the Company if: (i) the Company has agreed in writing to pay such fees and expenses; (ii) the Company will have failed promptly to assume the defense of such Indemnified Liability and to employ counsel reasonably satisfactory to such Indemnitee in any such Indemnified Liability; or (iii) the named parties to any such Indemnified Liability (including any impleaded parties) include both such Indemnitee and the Company, and such Indemnitee will have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnitee and the Company (in which case, if such Indemnitee notifies the Company in writing that it elects to employ separate counsel at the expense of the Company, then the Company will not have the right to assume the defense thereof and such counsel will be at the expense of the Company), provided further, that in the case of clause (iii) above the Company will not be responsible for the reasonable fees and expenses of more than one (1) separate legal counsel for such Indemnitee.  The Indemnitee will reasonably cooperate with the Company in connection with any negotiation or defense of any such action or Indemnified Liability by the Company and will furnish to the Company all information reasonably available to the Indemnitee which relates to such action or Indemnified Liability.  The Company will keep the Indemnitee reasonably apprised at all times as to the status of the defense or any settlement negotiations with respect thereto.  The Company will not be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the Company will not unreasonably withhold, delay or condition its consent.  The Company will not, without the prior written consent of the Indemnitee, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnitee of a release from all liability in respect to such Indemnified Liability or litigation, and such settlement will not include any admission as to fault on the part of the Indemnitee.  Following indemnification as provided for hereunder, the Company will be subrogated to all rights of the Indemnitee with respect to all third parties, firms or entities relating to the matter for which indemnification has been made.  The failure to deliver written notice to the Company within a reasonable time of the commencement of any such action will not relieve the Company of any liability to the Indemnitee under this Section 8.1, except to the extent that the Company is materially and adversely prejudiced in its ability to defend such action.

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  (c)           The indemnification required by this Section 8.1 will be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Liabilities are incurred.

  (d)           The indemnity agreement contained herein will be in addition to (i) any cause of action or similar right of the Indemnitee against the Company or others, and (ii) any liabilities the Company may be subject to pursuant to the law.

8.2           No Strict Construction.  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

8.3           Remedies.  Each Purchaser will have all rights and remedies applicable to it which are set forth in this Agreement and in the Shares and all rights and remedies which such parties have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law.  The Company acknowledges and agrees that in the event that it fails to perform, observe, or discharge any or all of its obligations under this Agreement or the Shares, any remedy at law may prove to be inadequate relief to the Purchasers.  The Company therefore agrees that the Purchasers will be entitled to seek specific performance and/or temporary, preliminary and permanent injunctive or other equitable relief from any court of competent jurisdiction in any such case without the necessity of proving actual damages and without posting a bond or other security.

8.4           Successors and Assigns.  This Agreement, and the rights and obligations of each Purchaser hereunder, may be assigned by such Purchaser to (a) any person or entity to which the Shares are transferred by such Purchaser, or (b) to any Affiliated Party (as hereinafter defined), and, in each case, such transferee will be deemed a “Purchaser” for purposes of this Agreement; provided that such assignment of rights will be contingent upon the transferee providing a written instrument to the Company notifying the Company of such transfer and assignment and agreeing in writing to be bound by the terms of this Agreement.  The Company may not assign its rights under this Agreement.  For purposes of this Agreement, “Affiliated Party” will mean, with respect to any Purchaser, any person or entity which, directly or indirectly, controls, is controlled by or is under common control with such Purchaser, including, without limitation, any general partner, manager, officer or director of such Purchaser and any venture capital fund now or hereafter existing which is controlled by one or more general partners of, or shares the same management company as, such Purchaser.

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8.5           Survival of Representations and Warranties; Survival.  All of the representations, warranties, covenants and agreements made herein will survive the execution and delivery of this Agreement for one (1) year from the Closing Date.  The Purchasers are entitled to rely, and the parties hereby acknowledge that the Purchasers have so relied, upon the truth, accuracy and completeness of each of the representations and warranties of the Company contained herein, irrespective of any independent investigation made by Purchasers.  The Company is entitled to rely, and the parties hereby acknowledge that the Company has so relied, upon the truth, accuracy and completeness of each of the representations and warranties of the Purchasers contained herein, irrespective of any independent investigation made by the Company.

8.6           Expenses.  Each party hereto will pay its own expenses relating to the transactions contemplated by this Agreement.

8.7           Severability.  The invalidity or unenforceability of any provision of this Agreement will not affect the validity or enforceability of any other provision of this Agreement.

8.8           Governing Law; Venue.  This Agreement will be governed by and construed in accordance with the internal laws of the State of New York (without reference to the conflicts of law provisions thereof that would defer to the substantive laws of another jurisdiction).  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service will constitute good and sufficient service of process and notice thereof.  Nothing contained herein will be deemed to limit in any way any right to serve process in any manner permitted by law.  EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

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8.9           Notices.  All notices, requests, consents, and other communications under this Agreement will be in writing and will be deemed delivered (i) three business days after being sent by registered or certified mail, return receipt requested, postage prepaid or (ii) one business day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery or (iii) by facsimile transmission (with printed confirmation of receipt), in each case to the intended recipient as set forth below:

  (a)           If to the Company, at 120 Broadway, 27th Floor, New York, NY10271, Attention: General Counsel, Fax Number: 212-553-2385, or at such other address as may have been furnished in writing by the Company to the other parties hereto, with a copy (which will not constitute notice) to Troutman Sanders, LLP, The Chrysler Building, 405 Lexington Avenue, New York, New York 10174, Attention: James Kaplan, Esq., Fax Number: (212) 704-8346.

  (b)           If to a Purchaser, at its address set forth on Exhibit A, or at such other address as may have been furnished in writing by such Purchaser to the other parties hereto.

  (c)           Any party may give any notice, request, consent or other communication under this Agreement using commercially reasonable means (including, without limitation, personal delivery, messenger service, telecopy, first class mail or electronic mail), but no such notice, request, consent or other communication will be deemed to have been duly given unless and until it is actually received by the party for whom it is intended.  Any party may change the address to which notices, requests, consents or other communications hereunder are to be delivered by giving the other parties notice in the manner set forth in this Section 8.9.

8.10         Complete Agreement.  This Agreement (including its exhibits and schedules and any other agreement or instrument contemplated hereby) constitutes the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

8.11         Amendments and Waivers.  This Agreement may be amended or terminated and the observance of any term of this Agreement may be waived with respect to all parties to this Agreement (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and each of the Purchasers.  Notwithstanding the foregoing, this Agreement may not be amended or terminated and the observance of any term hereunder may not be waived with respect to any Purchaser without the written consent of such Purchaser unless such amendment, termination or waiver applies to all Purchasers in the same fashion.  The Company will give prompt written notice of any amendment or termination hereof or waiver hereunder to any party hereto that did not consent in writing to such amendment, termination or waiver.  Any amendment, termination or waiver effected in accordance with this Section 8.11 will be binding on all parties hereto, even if they do not execute such consent.  No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, will be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

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8.12         Pronouns.  Whenever the context may require, any pronouns used in this Agreement will include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns will include the plural, and vice versa.

8.13         Counterparts.  This Agreement may be executed in any number of counterparts (including, in the case of the Purchasers, Financing Signature Pages), each of which will be deemed to be an original, and all of which will constitute one and the same document.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature will create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

8.14         Section Headings and References.  The section headings are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties.  Any reference in this agreement to a particular section or subsection will refer to a section or subsection of this Agreement, unless specified otherwise.

8.15         Independent Nature of Purchasers’ Obligations and Rights.  The obligations of each Purchaser are several and not joint with the obligations of any other Purchaser, and no Purchaser will be responsible in any way for the performance of the obligations of any other Purchaser.  Nothing contained herein or in any other agreement or instrument contemplated hereby, and no action taken by any Purchaser pursuant hereto or thereto, will be deemed to constitute the Purchasers as, and the Company acknowledges that the Purchasers do not so constitute, a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Purchasers are in any way acting in concert or as a group or entity with respect to such obligations or the transactions contemplated hereby or thereby or any matters, and the Company acknowledges that the Purchasers are not acting in concert or as a group, and the Company will not assert any such claim, with respect to such obligations or the transactions contemplated hereby or thereby.  The decision of each Purchaser to purchase Shares has been made by such Purchaser independently of any other Purchaser.  Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with such Purchaser making its investment hereunder and that no other Purchaser will be acting as agent of such Purchaser in connection with monitoring such Purchaser’s investment in the Shares or enforcing its rights hereunder.  The Company and each Purchaser confirms that each Purchaser has independently participated with the Company in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors.  Each Purchaser will be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or the Shares, and it will not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.  The use of a single agreement to effectuate the purchase and sale of the Shares contemplated hereby was solely in the control of the Company, not the action or decision of any Purchaser, and was done solely for the convenience of the Company and not because it was required or requested to do so by any Purchaser.  It is expressly understood and agreed that each provision contained in this Agreement and in the Shares is between the Company and a Purchaser, solely, and not between the Company and the Purchasers collectively and not between and among the Purchasers.

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[Signature Page Follows]

21

IN WITNESS WHEREOF, each Purchaser and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

COMPANY: NATIONAL HOLDINGS CORPORATION By: /s/ Mark Goldwasser_________________________ Name: Mark Goldwasser Title: CEO

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EXHIBIT A

PURCHASERS

Name	Number of Shares	Purchase Price
David Gage	100,000	$30,000
Five Stones 1, LLC	166,667	$50,000
Mitchell Katz	833,333	$249,999.90
Michael Kramer	500,000	$150,000
Lowell Kraft	900,000	$270,000
Hudson Bay Master Fund Ltd.	1,666,667	$500,000.10
Bill Veghte	500,000	$150,000
Jeffrey Gould	333,333	$100,000
Leonard Lichter	250,000	$75,000
Stephen Nicholas	1,000,000	$300,000
M Klein and Company	1,083,333	$325,000
Leonard Potter	350,000	105,000
Kerry Propper	100,000	$30,000
Richard Winiarski	1,000,000	$300,000
Melby Lane Partners, LLC	333,333	$100,000
Cutter Mill Partners LLC	1,333,333	$400,000
David Wasserman	800,000	$240,000
Hartz Capital Investments, LLC	500,000	$150,000
Empery Asset Master, LTD	333,334	$100,000.21
Iroquois Master Fund Ltd.	1,333,333	$400,000
American Capital Management LLC	166,666	$50,000
Scott Cohen	333,333	$100,000
Richard Abbe as custodian for Talia Abbe UTMA/NY until age 21	55,556	$16,667
Richard Abbe as custodian for Bennet Abbe UTMA/NY until age 21	55,556	$16,667
Richard Abbe as custodian for Samantha Abbe UTMA/NY until age 21	55,556	$16,667
Mark Goldwasser	66,666	$20,000
Leonard Sokolow	33,333	$10,000
Toby Fagenson Trust #1, Robert Fagenson, Trustee	166,667	$50,000
Powers Private Equity LLC	1,666,666	$500,000
Judd R. Marmon	100,000	$30,000
Michael Gross	1,000,000	$300,000
Moors and Mendon Master Fund LP	1,666,667	$500,000
Brad Chase	1,666,666	$500,000
Brian D. Gordon	1,000,000	$300,000
Quaker Ridge Partners LLC	833,333	$250,000
Stuart Lichter	833,333	$250,000
William Groeneveld	25,000	$7,500
Pyramis Small Capitalization Core Commingled Pool	4,332,860	$1,299,858
Tucson Supplemental Retirement System	128,240	$38,472
South Carolina Retirement System Investment Commission	1,390,490	$417,147
Alan Levin	25,000	$7,500
Jonathan C. Rich	50,000	$15,000
Hany S. Awadalla	116,666	$34,999.80
Gregory Fortunoff	100,000	$30,000
JET Equity Partners, LP	166,666	$50,000

EXHIBIT B

FINANCING SIGNATURE PAGE

By execution and delivery of this signature page, the undersigned hereby agrees to become a Purchaser, as defined in that certain Securities Purchase Agreement (the “Purchase Agreement”) by and among National Holdings Corporation, a Delaware corporation (the “Company”), and the Purchasers (as defined in the Purchase Agreement), dated as of the Closing Date (as defined in the Purchase Agreement), acknowledges having read the representations in the Purchase Agreement section entitled “Representations of the Purchasers,” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as a Purchaser.  The undersigned further hereby agrees to be bound by the terms and conditions of the Purchase Agreement as a “Purchaser” thereunder and authorizes this signature page to be attached to the Purchase Agreement.

Executed, in counterpart, as of the date set forth below.

PURCHASER:

/s/ David Gage
Name of Purchaser

By:

Title:

Date:	1/23/13

Contact Person:

Address for Notice:

Jurisdiction of Domicile:

Number of Shares to be Purchased:

Purchase Price:	$

EXHIBIT B

FINANCING SIGNATURE PAGE

By execution and delivery of this signature page, the undersigned hereby agrees to become a Purchaser, as defined in that certain Securities Purchase Agreement (the “Purchase Agreement”) by and among National Holdings Corporation, a Delaware corporation (the “Company”), and the Purchasers (as defined in the Purchase Agreement), dated as of the Closing Date (as defined in the Purchase Agreement), acknowledges having read the representations in the Purchase Agreement section entitled “Representations of the Purchasers,” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as a Purchaser.  The undersigned further hereby agrees to be bound by the terms and conditions of the Purchase Agreement as a “Purchaser” thereunder and authorizes this signature page to be attached to the Purchase Agreement.

Executed, in counterpart, as of the date set forth below.

PURCHASER:

/s/ Hany A. Awadalla
Name of Purchaser

By:	Hany A. Awadalla

Title:

Date:	1/25/13

Contact Person:

Address for Notice:

Jurisdiction of Domicile:

Number of Shares to be Purchased:

Purchase Price:	$

EXHIBIT B

FINANCING SIGNATURE PAGE

By execution and delivery of this signature page, the undersigned hereby agrees to become a Purchaser, as defined in that certain Securities Purchase Agreement (the “Purchase Agreement”) by and among National Holdings Corporation, a Delaware corporation (the “Company”), and the Purchasers (as defined in the Purchase Agreement), dated as of the Closing Date (as defined in the Purchase Agreement), acknowledges having read the representations in the Purchase Agreement section entitled “Representations of the Purchasers,” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as a Purchaser.  The undersigned further hereby agrees to be bound by the terms and conditions of the Purchase Agreement as a “Purchaser” thereunder and authorizes this signature page to be attached to the Purchase Agreement.

Executed, in counterpart, as of the date set forth below.

PURCHASER:

/s/ Gregory Fortunoff
Name of Purchaser

By:	Gregory Fortunoff

Title:

Date:	1/24/13

Contact Person:

Address for Notice:

Jurisdiction of Domicile:

Number of Shares to be Purchased:

Purchase Price:	$

EXHIBIT B

FINANCING SIGNATURE PAGE

By execution and delivery of this signature page, the undersigned hereby agrees to become a Purchaser, as defined in that certain Securities Purchase Agreement (the “Purchase Agreement”) by and among National Holdings Corporation, a Delaware corporation (the “Company”), and the Purchasers (as defined in the Purchase Agreement), dated as of the Closing Date (as defined in the Purchase Agreement), acknowledges having read the representations in the Purchase Agreement section entitled “Representations of the Purchasers,” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as a Purchaser.  The undersigned further hereby agrees to be bound by the terms and conditions of the Purchase Agreement as a “Purchaser” thereunder and authorizes this signature page to be attached to the Purchase Agreement.

Executed, in counterpart, as of the date set forth below.

PURCHASER:

/s/ JET Equity Partners, LP
Name of Purchaser

By:	/s/ Douglas S. Thomas

Title:

Date:	January 24, 2013

Contact Person:

Address for Notice:

Jurisdiction of Domicile:

Number of Shares to be Purchased:

Purchase Price:	$

EXHIBIT B

FINANCING SIGNATURE PAGE

By execution and delivery of this signature page, the undersigned hereby agrees to become a Purchaser, as defined in that certain Securities Purchase Agreement (the “Purchase Agreement”) by and among National Holdings Corporation, a Delaware corporation (the “Company”), and the Purchasers (as defined in the Purchase Agreement), dated as of the Closing Date (as defined in the Purchase Agreement), acknowledges having read the representations in the Purchase Agreement section entitled “Representations of the Purchasers,” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as a Purchaser.  The undersigned further hereby agrees to be bound by the terms and conditions of the Purchase Agreement as a “Purchaser” thereunder and authorizes this signature page to be attached to the Purchase Agreement.

Executed, in counterpart, as of the date set forth below.

PURCHASER:

Five Stones 1, LLC
Name of Purchaser

By:	/s/ George M. Stone

Title:	Member

Date:	1/24/2013

Contact Person:

Address for Notice:

Jurisdiction of Domicile:

Number of Shares to be Purchased:

Purchase Price:	$

EXHIBIT B

FINANCING SIGNATURE PAGE

By execution and delivery of this signature page, the undersigned hereby agrees to become a Purchaser, as defined in that certain Securities Purchase Agreement (the “Purchase Agreement”) by and among National Holdings Corporation, a Delaware corporation (the “Company”), and the Purchasers (as defined in the Purchase Agreement), dated as of the Closing Date (as defined in the Purchase Agreement), acknowledges having read the representations in the Purchase Agreement section entitled “Representations of the Purchasers,” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as a Purchaser.  The undersigned further hereby agrees to be bound by the terms and conditions of the Purchase Agreement as a “Purchaser” thereunder and authorizes this signature page to be attached to the Purchase Agreement.

Executed, in counterpart, as of the date set forth below.

PURCHASER:

/s/ Mitchell Katz
Name of Purchaser

By:	/s/ Mitchell Katz

Title:

Date:	1/10/13

Contact Person:

Address for Notice:

Jurisdiction of Domicile:

Number of Shares to be Purchased:

Purchase Price:	$

EXHIBIT B

FINANCING SIGNATURE PAGE

By execution and delivery of this signature page, the undersigned hereby agrees to become a Purchaser, as defined in that certain Securities Purchase Agreement (the “Purchase Agreement”) by and among National Holdings Corporation, a Delaware corporation (the “Company”), and the Purchasers (as defined in the Purchase Agreement), dated as of the Closing Date (as defined in the Purchase Agreement), acknowledges having read the representations in the Purchase Agreement section entitled “Representations of the Purchasers,” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as a Purchaser.  The undersigned further hereby agrees to be bound by the terms and conditions of the Purchase Agreement as a “Purchaser” thereunder and authorizes this signature page to be attached to the Purchase Agreement.

Executed, in counterpart, as of the date set forth below.

PURCHASER:

/s/ Michael Kramer
Name of Purchaser

By:	/s/ Michael Kramer

Title:

Date:	1/24/13

Contact Person:

Address for Notice:

Jurisdiction of Domicile:

Number of Shares to be Purchased:

Purchase Price:	$

EXHIBIT B

FINANCING SIGNATURE PAGE

By execution and delivery of this signature page, the undersigned hereby agrees to become a Purchaser, as defined in that certain Securities Purchase Agreement (the “Purchase Agreement”) by and among National Holdings Corporation, a Delaware corporation (the “Company”), and the Purchasers (as defined in the Purchase Agreement), dated as of the Closing Date (as defined in the Purchase Agreement), acknowledges having read the representations in the Purchase Agreement section entitled “Representations of the Purchasers,” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as a Purchaser.  The undersigned further hereby agrees to be bound by the terms and conditions of the Purchase Agreement as a “Purchaser” thereunder and authorizes this signature page to be attached to the Purchase Agreement.

Executed, in counterpart, as of the date set forth below.

PURCHASER:

/s/ Lowell D. Kraff
Name of Purchaser

By:	/s/ Lowell D. Kraff

Title:

Date:	1-24-13

Contact Person:

Address for Notice:

Jurisdiction of Domicile:

Number of Shares to be Purchased:

Purchase Price:	$

EXHIBIT B

FINANCING SIGNATURE PAGE

By execution and delivery of this signature page, the undersigned hereby agrees to become a Purchaser, as defined in that certain Securities Purchase Agreement (the “Purchase Agreement”) by and among National Holdings Corporation, a Delaware corporation (the “Company”), and the Purchasers (as defined in the Purchase Agreement), dated as of the Closing Date (as defined in the Purchase Agreement), acknowledges having read the representations in the Purchase Agreement section entitled “Representations of the Purchasers,” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as a Purchaser.  The undersigned further hereby agrees to be bound by the terms and conditions of the Purchase Agreement as a “Purchaser” thereunder and authorizes this signature page to be attached to the Purchase Agreement.

Executed, in counterpart, as of the date set forth below.

PURCHASER:

Hudson Bay Master Fund LTD
Name of Purchaser

By:	/s/ Yoav Roth

Title:	Authorized Signatory

Date:	January 24, 2013

Contact Person:

Address for Notice:

Jurisdiction of Domicile:

Number of Shares to be Purchased:

Purchase Price:	$

EXHIBIT B

FINANCING SIGNATURE PAGE

By execution and delivery of this signature page, the undersigned hereby agrees to become a Purchaser, as defined in that certain Securities Purchase Agreement (the “Purchase Agreement”) by and among National Holdings Corporation, a Delaware corporation (the “Company”), and the Purchasers (as defined in the Purchase Agreement), dated as of the Closing Date (as defined in the Purchase Agreement), acknowledges having read the representations in the Purchase Agreement section entitled “Representations of the Purchasers,” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as a Purchaser.  The undersigned further hereby agrees to be bound by the terms and conditions of the Purchase Agreement as a “Purchaser” thereunder and authorizes this signature page to be attached to the Purchase Agreement.

Executed, in counterpart, as of the date set forth below.

PURCHASER:

Bill Veghte
Name of Purchaser

By:	/s/ Bill Veghte

Title:

Date:	1/24/13

Contact Person:

Address for Notice:

Jurisdiction of Domicile:

Number of Shares to be Purchased:

Purchase Price:	$

EXHIBIT B

FINANCING SIGNATURE PAGE

By execution and delivery of this signature page, the undersigned hereby agrees to become a Purchaser, as defined in that certain Securities Purchase Agreement (the “Purchase Agreement”) by and among National Holdings Corporation, a Delaware corporation (the “Company”), and the Purchasers (as defined in the Purchase Agreement), dated as of the Closing Date (as defined in the Purchase Agreement), acknowledges having read the representations in the Purchase Agreement section entitled “Representations of the Purchasers,” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as a Purchaser.  The undersigned further hereby agrees to be bound by the terms and conditions of the Purchase Agreement as a “Purchaser” thereunder and authorizes this signature page to be attached to the Purchase Agreement.

Executed, in counterpart, as of the date set forth below.

PURCHASER:

Jeffrey Gould
Name of Purchaser

By:	/s/ Jeffrey Gould

Title:

Date:	1/18/13

Contact Person:

Address for Notice:

Jurisdiction of Domicile:

Number of Shares to be Purchased:

Purchase Price:	$

EXHIBIT B

FINANCING SIGNATURE PAGE

By execution and delivery of this signature page, the undersigned hereby agrees to become a Purchaser, as defined in that certain Securities Purchase Agreement (the “Purchase Agreement”) by and among National Holdings Corporation, a Delaware corporation (the “Company”), and the Purchasers (as defined in the Purchase Agreement), dated as of the Closing Date (as defined in the Purchase Agreement), acknowledges having read the representations in the Purchase Agreement section entitled “Representations of the Purchasers,” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as a Purchaser.  The undersigned further hereby agrees to be bound by the terms and conditions of the Purchase Agreement as a “Purchaser” thereunder and authorizes this signature page to be attached to the Purchase Agreement.

Executed, in counterpart, as of the date set forth below.

PURCHASER:

/s/ Leonard Lichter
Name of Purchaser

By:

Title:

Date:	1-23-13

Contact Person:

Address for Notice:

Jurisdiction of Domicile:

Number of Shares to be Purchased:

Purchase Price:	$

EXHIBIT B

FINANCING SIGNATURE PAGE

By execution and delivery of this signature page, the undersigned hereby agrees to become a Purchaser, as defined in that certain Securities Purchase Agreement (the “Purchase Agreement”) by and among National Holdings Corporation, a Delaware corporation (the “Company”), and the Purchasers (as defined in the Purchase Agreement), dated as of the Closing Date (as defined in the Purchase Agreement), acknowledges having read the representations in the Purchase Agreement section entitled “Representations of the Purchasers,” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as a Purchaser.  The undersigned further hereby agrees to be bound by the terms and conditions of the Purchase Agreement as a “Purchaser” thereunder and authorizes this signature page to be attached to the Purchase Agreement.

Executed, in counterpart, as of the date set forth below.

PURCHASER:

/s/ Stephen Nicholas
Name of Purchaser

By:

Title:

Date:

Contact Person:

Address for Notice:

Jurisdiction of Domicile:

Number of Shares to be Purchased:

Purchase Price: $

EXHIBIT B

FINANCING SIGNATURE PAGE

By execution and delivery of this signature page, the undersigned hereby agrees to become a Purchaser, as defined in that certain Securities Purchase Agreement (the “Purchase Agreement”) by and among National Holdings Corporation, a Delaware corporation (the “Company”), and the Purchasers (as defined in the Purchase Agreement), dated as of the Closing Date (as defined in the Purchase Agreement), acknowledges having read the representations in the Purchase Agreement section entitled “Representations of the Purchasers,” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as a Purchaser.  The undersigned further hereby agrees to be bound by the terms and conditions of the Purchase Agreement as a “Purchaser” thereunder and authorizes this signature page to be attached to the Purchase Agreement.

Executed, in counterpart, as of the date set forth below.

PURCHASER:

M Klein and Company
Name of Purchaser

By:	/s/ Mark Klein

Title:	Managing Member

Date:	1/24/13

Contact Person:

Address for Notice:

Jurisdiction of Domicile:

Number of Shares to be Purchased:

Purchase Price:	$

EXHIBIT B

FINANCING SIGNATURE PAGE

By execution and delivery of this signature page, the undersigned hereby agrees to become a Purchaser, as defined in that certain Securities Purchase Agreement (the “Purchase Agreement”) by and among National Holdings Corporation, a Delaware corporation (the “Company”), and the Purchasers (as defined in the Purchase Agreement), dated as of the Closing Date (as defined in the Purchase Agreement), acknowledges having read the representations in the Purchase Agreement section entitled “Representations of the Purchasers,” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as a Purchaser.  The undersigned further hereby agrees to be bound by the terms and conditions of the Purchase Agreement as a “Purchaser” thereunder and authorizes this signature page to be attached to the Purchase Agreement.

Executed, in counterpart, as of the date set forth below.

PURCHASER:

/s/ Leonard Potter
Name of Purchaser

By:	Leonard Potter

Title:

Date:	1/24/13

Contact Person:

Address for Notice:

Jurisdiction of Domicile:

Number of Shares to be Purchased:

Purchase Price:	$

EXHIBIT B

FINANCING SIGNATURE PAGE

By execution and delivery of this signature page, the undersigned hereby agrees to become a Purchaser, as defined in that certain Securities Purchase Agreement (the “Purchase Agreement”) by and among National Holdings Corporation, a Delaware corporation (the “Company”), and the Purchasers (as defined in the Purchase Agreement), dated as of the Closing Date (as defined in the Purchase Agreement), acknowledges having read the representations in the Purchase Agreement section entitled “Representations of the Purchasers,” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as a Purchaser.  The undersigned further hereby agrees to be bound by the terms and conditions of the Purchase Agreement as a “Purchaser” thereunder and authorizes this signature page to be attached to the Purchase Agreement.

Executed, in counterpart, as of the date set forth below.

PURCHASER:

Kerry Propper
Name of Purchaser

By:	/s/ Kerry Propper

Title:

Date:	January 24, 2013

Contact Person:

Address for Notice:

Jurisdiction of Domicile:

Number of Shares to be Purchased:

Purchase Price:	$

EXHIBIT B

FINANCING SIGNATURE PAGE

By execution and delivery of this signature page, the undersigned hereby agrees to become a Purchaser, as defined in that certain Securities Purchase Agreement (the “Purchase Agreement”) by and among National Holdings Corporation, a Delaware corporation (the “Company”), and the Purchasers (as defined in the Purchase Agreement), dated as of the Closing Date (as defined in the Purchase Agreement), acknowledges having read the representations in the Purchase Agreement section entitled “Representations of the Purchasers,” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as a Purchaser.  The undersigned further hereby agrees to be bound by the terms and conditions of the Purchase Agreement as a “Purchaser” thereunder and authorizes this signature page to be attached to the Purchase Agreement.

Executed, in counterpart, as of the date set forth below.

PURCHASER:

/s/ Richard W. Winiarski
Name of Purchaser

By:	Richard W. Winiarski

Title:

Date:	1-24-13

Contact Person:

Address for Notice:

Jurisdiction of Domicile:

Number of Shares to be Purchased:

Purchase Price:	$

EXHIBIT B

FINANCING SIGNATURE PAGE

By execution and delivery of this signature page, the undersigned hereby agrees to become a Purchaser, as defined in that certain Securities Purchase Agreement (the “Purchase Agreement”) by and among National Holdings Corporation, a Delaware corporation (the “Company”), and the Purchasers (as defined in the Purchase Agreement), dated as of the Closing Date (as defined in the Purchase Agreement), acknowledges having read the representations in the Purchase Agreement section entitled “Representations of the Purchasers,” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as a Purchaser.  The undersigned further hereby agrees to be bound by the terms and conditions of the Purchase Agreement as a “Purchaser” thereunder and authorizes this signature page to be attached to the Purchase Agreement.

Executed, in counterpart, as of the date set forth below.

PURCHASER:

Melby Lane Partners, LLC
Name of Purchaser

By:	/s/ Steven Shenfeld

Title:	Managing Member

Date:	1/24/13

Contact Person:

Address for Notice:

Jurisdiction of Domicile:

Number of Shares to be Purchased:

Purchase Price:	$

EXHIBIT B

FINANCING SIGNATURE PAGE

By execution and delivery of this signature page, the undersigned hereby agrees to become a Purchaser, as defined in that certain Securities Purchase Agreement (the “Purchase Agreement”) by and among National Holdings Corporation, a Delaware corporation (the “Company”), and the Purchasers (as defined in the Purchase Agreement), dated as of the Closing Date (as defined in the Purchase Agreement), acknowledges having read the representations in the Purchase Agreement section entitled “Representations of the Purchasers,” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as a Purchaser.  The undersigned further hereby agrees to be bound by the terms and conditions of the Purchase Agreement as a “Purchaser” thereunder and authorizes this signature page to be attached to the Purchase Agreement.

Executed, in counterpart, as of the date set forth below.

PURCHASER:

Cutter Mill Partners LLC
Name of Purchaser

By:	/s/ Steven Shenfeld

Title:	Member

Date:	1/24/13

Contact Person:

Address for Notice:

Jurisdiction of Domicile:

Number of Shares to be Purchased:

Purchase Price:	$

EXHIBIT B

FINANCING SIGNATURE PAGE

By execution and delivery of this signature page, the undersigned hereby agrees to become a Purchaser, as defined in that certain Securities Purchase Agreement (the “Purchase Agreement”) by and among National Holdings Corporation, a Delaware corporation (the “Company”), and the Purchasers (as defined in the Purchase Agreement), dated as of the Closing Date (as defined in the Purchase Agreement), acknowledges having read the representations in the Purchase Agreement section entitled “Representations of the Purchasers,” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as a Purchaser.  The undersigned further hereby agrees to be bound by the terms and conditions of the Purchase Agreement as a “Purchaser” thereunder and authorizes this signature page to be attached to the Purchase Agreement.

Executed, in counterpart, as of the date set forth below.

PURCHASER:

/s/ David Wasserman
Name of Purchaser

By:	David Wasserman

Title:

Date:	1/24/13

Contact Person:

Address for Notice:

Jurisdiction of Domicile:

Number of Shares to be Purchased:

Purchase Price:	$

EXHIBIT B

FINANCING SIGNATURE PAGE

By execution and delivery of this signature page, the undersigned hereby agrees to become a Purchaser, as defined in that certain Securities Purchase Agreement (the “Purchase Agreement”) by and among National Holdings Corporation, a Delaware corporation (the “Company”), and the Purchasers (as defined in the Purchase Agreement), dated as of the Closing Date (as defined in the Purchase Agreement), acknowledges having read the representations in the Purchase Agreement section entitled “Representations of the Purchasers,” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as a Purchaser.  The undersigned further hereby agrees to be bound by the terms and conditions of the Purchase Agreement as a “Purchaser” thereunder and authorizes this signature page to be attached to the Purchase Agreement.

Executed, in counterpart, as of the date set forth below.

PURCHASER:

Hartz Capital Investments, LLC
By: Empery Asset Management, its authorized agent
By: Empery AM GP, LLC, its General Partner

Name of Purchaser

By:	/s/ Ryan M. Lane

Title:	Ryan M. Lane - Managing Member

Date:	January 24, 2013

Contact Person:

Address for Notice:

Jurisdiction of Domicile:

Number of Shares to be Purchased:

Purchase Price:	$

EXHIBIT B

FINANCING SIGNATURE PAGE

By execution and delivery of this signature page, the undersigned hereby agrees to become a Purchaser, as defined in that certain Securities Purchase Agreement (the “Purchase Agreement”) by and among National Holdings Corporation, a Delaware corporation (the “Company”), and the Purchasers (as defined in the Purchase Agreement), dated as of the Closing Date (as defined in the Purchase Agreement), acknowledges having read the representations in the Purchase Agreement section entitled “Representations of the Purchasers,” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as a Purchaser.  The undersigned further hereby agrees to be bound by the terms and conditions of the Purchase Agreement as a “Purchaser” thereunder and authorizes this signature page to be attached to the Purchase Agreement.

Executed, in counterpart, as of the date set forth below.

PURCHASER:

Empery Asset Master, LTD
By: Empery Asset Management, its authorized agent
By: Empery AM GP, LLC, its General Partner

Name of Purchaser

By:	/s/ Ryan M. Lane

Title:	Managing Member

Date:	January 22, 2013

Contact Person:

Address for Notice:

Jurisdiction of Domicile:

Number of Shares to be Purchased:

Purchase Price:	$

EXHIBIT B

FINANCING SIGNATURE PAGE

By execution and delivery of this signature page, the undersigned hereby agrees to become a Purchaser, as defined in that certain Securities Purchase Agreement (the “Purchase Agreement”) by and among National Holdings Corporation, a Delaware corporation (the “Company”), and the Purchasers (as defined in the Purchase Agreement), dated as of the Closing Date (as defined in the Purchase Agreement), acknowledges having read the representations in the Purchase Agreement section entitled “Representations of the Purchasers,” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as a Purchaser.  The undersigned further hereby agrees to be bound by the terms and conditions of the Purchase Agreement as a “Purchaser” thereunder and authorizes this signature page to be attached to the Purchase Agreement.

Executed, in counterpart, as of the date set forth below.

PURCHASER:

Iroquois Master Fund Ltd.

Name of Purchaser

By:	/s/ Joshua Silverman

Title:	Authorized Signatory

Date:	1/22/13

Contact Person:

Address for Notice:

Jurisdiction of Domicile:

Number of Shares to be Purchased:

Purchase Price:	$

EXHIBIT B

FINANCING SIGNATURE PAGE

By execution and delivery of this signature page, the undersigned hereby agrees to become a Purchaser, as defined in that certain Securities Purchase Agreement (the “Purchase Agreement”) by and among National Holdings Corporation, a Delaware corporation (the “Company”), and the Purchasers (as defined in the Purchase Agreement), dated as of the Closing Date (as defined in the Purchase Agreement), acknowledges having read the representations in the Purchase Agreement section entitled “Representations of the Purchasers,” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as a Purchaser.  The undersigned further hereby agrees to be bound by the terms and conditions of the Purchase Agreement as a “Purchaser” thereunder and authorizes this signature page to be attached to the Purchase Agreement.

Executed, in counterpart, as of the date set forth below.

PURCHASER:

American Capital Management LLC

Name of Purchaser

By:	/s/ Philip Mirabelli

Title:	Authorized Signatory

Date:	1/22/13

Contact Person:

Address for Notice:

Jurisdiction of Domicile:

Number of Shares to be Purchased:

Purchase Price:	$

EXHIBIT B

FINANCING SIGNATURE PAGE

By execution and delivery of this signature page, the undersigned hereby agrees to become a Purchaser, as defined in that certain Securities Purchase Agreement (the “Purchase Agreement”) by and among National Holdings Corporation, a Delaware corporation (the “Company”), and the Purchasers (as defined in the Purchase Agreement), dated as of the Closing Date (as defined in the Purchase Agreement), acknowledges having read the representations in the Purchase Agreement section entitled “Representations of the Purchasers,” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as a Purchaser.  The undersigned further hereby agrees to be bound by the terms and conditions of the Purchase Agreement as a “Purchaser” thereunder and authorizes this signature page to be attached to the Purchase Agreement.

Executed, in counterpart, as of the date set forth below.

PURCHASER:

Scot Cohen

Name of Purchaser

By:	/s/ Scot Cohen

Title:	Individual

Date:	1/22/13

Contact Person:

Address for Notice:

Jurisdiction of Domicile:

Number of Shares to be Purchased:

Purchase Price:	$

EXHIBIT B

FINANCING SIGNATURE PAGE

By execution and delivery of this signature page, the undersigned hereby agrees to become a Purchaser, as defined in that certain Securities Purchase Agreement (the “Purchase Agreement”) by and among National Holdings Corporation, a Delaware corporation (the “Company”), and the Purchasers (as defined in the Purchase Agreement), dated as of the Closing Date (as defined in the Purchase Agreement), acknowledges having read the representations in the Purchase Agreement section entitled “Representations of the Purchasers,” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as a Purchaser.  The undersigned further hereby agrees to be bound by the terms and conditions of the Purchase Agreement as a “Purchaser” thereunder and authorizes this signature page to be attached to the Purchase Agreement.

Executed, in counterpart, as of the date set forth below.

PURCHASER:

Richard Abbe as custodian for Talia Abbe UTMA/NY until age 21

Name of Purchaser

By:	/s/ Richard Abbe

Title:	Authorized Signatory

Date:	1/22/13

Contact Person:

Address for Notice:

Jurisdiction of Domicile:

Number of Shares to be Purchased:

Purchase Price:	$

EXHIBIT B

FINANCING SIGNATURE PAGE

By execution and delivery of this signature page, the undersigned hereby agrees to become a Purchaser, as defined in that certain Securities Purchase Agreement (the “Purchase Agreement”) by and among National Holdings Corporation, a Delaware corporation (the “Company”), and the Purchasers (as defined in the Purchase Agreement), dated as of the Closing Date (as defined in the Purchase Agreement), acknowledges having read the representations in the Purchase Agreement section entitled “Representations of the Purchasers,” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as a Purchaser.  The undersigned further hereby agrees to be bound by the terms and conditions of the Purchase Agreement as a “Purchaser” thereunder and authorizes this signature page to be attached to the Purchase Agreement.

Executed, in counterpart, as of the date set forth below.

PURCHASER:

Richard Abbe as custodian for Bennet Abbe UTMA/NY until age 21

Name of Purchaser

By:	/s/ Richard Abbe

Title:	Authorized Signatory

Date:	1/22/13

Contact Person:

Address for Notice:

Jurisdiction of Domicile:

Number of Shares to be Purchased:

Purchase Price:	$

EXHIBIT B

FINANCING SIGNATURE PAGE

By execution and delivery of this signature page, the undersigned hereby agrees to become a Purchaser, as defined in that certain Securities Purchase Agreement (the “Purchase Agreement”) by and among National Holdings Corporation, a Delaware corporation (the “Company”), and the Purchasers (as defined in the Purchase Agreement), dated as of the Closing Date (as defined in the Purchase Agreement), acknowledges having read the representations in the Purchase Agreement section entitled “Representations of the Purchasers,” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as a Purchaser.  The undersigned further hereby agrees to be bound by the terms and conditions of the Purchase Agreement as a “Purchaser” thereunder and authorizes this signature page to be attached to the Purchase Agreement.

Executed, in counterpart, as of the date set forth below.

PURCHASER:

Richard Abbe as custodian for Samantha Abbe UTMA/NY until age 21

Name of Purchaser

By:	/s/ Richard Abbe

Title:	Authorized Signatory

Date:	1/22/13

Contact Person:

Address for Notice:

Jurisdiction of Domicile:

Number of Shares to be Purchased:

Purchase Price:	$

EXHIBIT B

FINANCING SIGNATURE PAGE

By execution and delivery of this signature page, the undersigned hereby agrees to become a Purchaser, as defined in that certain Securities Purchase Agreement (the “Purchase Agreement”) by and among National Holdings Corporation, a Delaware corporation (the “Company”), and the Purchasers (as defined in the Purchase Agreement), dated as of the Closing Date (as defined in the Purchase Agreement), acknowledges having read the representations in the Purchase Agreement section entitled “Representations of the Purchasers,” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as a Purchaser.  The undersigned further hereby agrees to be bound by the terms and conditions of the Purchase Agreement as a “Purchaser” thereunder and authorizes this signature page to be attached to the Purchase Agreement.

Executed, in counterpart, as of the date set forth below.

PURCHASER:

Mark Goldwasser

Name of Purchaser

By:	/s/ Mark Goldwasser

Title:

Date:	1/24/13

Contact Person:

Address for Notice:

Jurisdiction of Domicile:

Number of Shares to be Purchased:

Purchase Price:	$

EXHIBIT B

FINANCING SIGNATURE PAGE

By execution and delivery of this signature page, the undersigned hereby agrees to become a Purchaser, as defined in that certain Securities Purchase Agreement (the “Purchase Agreement”) by and among National Holdings Corporation, a Delaware corporation (the “Company”), and the Purchasers (as defined in the Purchase Agreement), dated as of the Closing Date (as defined in the Purchase Agreement), acknowledges having read the representations in the Purchase Agreement section entitled “Representations of the Purchasers,” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as a Purchaser.  The undersigned further hereby agrees to be bound by the terms and conditions of the Purchase Agreement as a “Purchaser” thereunder and authorizes this signature page to be attached to the Purchase Agreement.

Executed, in counterpart, as of the date set forth below.

PURCHASER:

Leonard Sokolow

Name of Purchaser

By:	/s/ Leonard Sokolow

Title:

Date:	01/24/13

Contact Person:

Address for Notice:

Jurisdiction of Domicile:

Number of Shares to be Purchased:

Purchase Price:	$

EXHIBIT B

FINANCING SIGNATURE PAGE

By execution and delivery of this signature page, the undersigned hereby agrees to become a Purchaser, as defined in that certain Securities Purchase Agreement (the “Purchase Agreement”) by and among National Holdings Corporation, a Delaware corporation (the “Company”), and the Purchasers (as defined in the Purchase Agreement), dated as of the Closing Date (as defined in the Purchase Agreement), acknowledges having read the representations in the Purchase Agreement section entitled “Representations of the Purchasers,” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as a Purchaser.  The undersigned further hereby agrees to be bound by the terms and conditions of the Purchase Agreement as a “Purchaser” thereunder and authorizes this signature page to be attached to the Purchase Agreement.

Executed, in counterpart, as of the date set forth below.

PURCHASER:

Toby Fagenson Trust #1, Robert Fagenson, Trustee

Name of Purchaser

By:	/s/ Robert Fagenson

Title:	Trustee

Date:	1/22/13

Contact Person:

Address for Notice:

Jurisdiction of Domicile:

Number of Shares to be Purchased:

Purchase Price:	$

EXHIBIT B

FINANCING SIGNATURE PAGE

By execution and delivery of this signature page, the undersigned hereby agrees to become a Purchaser, as defined in that certain Securities Purchase Agreement (the “Purchase Agreement”) by and among National Holdings Corporation, a Delaware corporation (the “Company”), and the Purchasers (as defined in the Purchase Agreement), dated as of the Closing Date (as defined in the Purchase Agreement), acknowledges having read the representations in the Purchase Agreement section entitled “Representations of the Purchasers,” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as a Purchaser.  The undersigned further hereby agrees to be bound by the terms and conditions of the Purchase Agreement as a “Purchaser” thereunder and authorizes this signature page to be attached to the Purchase Agreement.

Executed, in counterpart, as of the date set forth below.

PURCHASER:

Power Private Equity LLC

Name of Purchaser

By:	/s/ Frederic Powers

Title:	Managing Director

Date:	1-23-13

Contact Person:

Address for Notice:

Jurisdiction of Domicile:

Number of Shares to be Purchased:

Purchase Price:	$

EXHIBIT B

FINANCING SIGNATURE PAGE

By execution and delivery of this signature page, the undersigned hereby agrees to become a Purchaser, as defined in that certain Securities Purchase Agreement (the “Purchase Agreement”) by and among National Holdings Corporation, a Delaware corporation (the “Company”), and the Purchasers (as defined in the Purchase Agreement), dated as of the Closing Date (as defined in the Purchase Agreement), acknowledges having read the representations in the Purchase Agreement section entitled “Representations of the Purchasers,” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as a Purchaser.  The undersigned further hereby agrees to be bound by the terms and conditions of the Purchase Agreement as a “Purchaser” thereunder and authorizes this signature page to be attached to the Purchase Agreement.

Executed, in counterpart, as of the date set forth below.

PURCHASER:

/s/ Judd R. Marmon

Name of Purchaser

By:	Judd R. Marmon

Title:

Date:	01/23/13

Contact Person:

Address for Notice:

Jurisdiction of Domicile:

Number of Shares to be Purchased:

Purchase Price:	$

EXHIBIT B

FINANCING SIGNATURE PAGE

By execution and delivery of this signature page, the undersigned hereby agrees to become a Purchaser, as defined in that certain Securities Purchase Agreement (the “Purchase Agreement”) by and among National Holdings Corporation, a Delaware corporation (the “Company”), and the Purchasers (as defined in the Purchase Agreement), dated as of the Closing Date (as defined in the Purchase Agreement), acknowledges having read the representations in the Purchase Agreement section entitled “Representations of the Purchasers,” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as a Purchaser.  The undersigned further hereby agrees to be bound by the terms and conditions of the Purchase Agreement as a “Purchaser” thereunder and authorizes this signature page to be attached to the Purchase Agreement.

Executed, in counterpart, as of the date set forth below.

PURCHASER:

/s/ Michael Gross

Name of Purchaser

By:	Michael Gross

Title:

Date:	January 24, 2013

Contact Person:

Address for Notice:

Jurisdiction of Domicile:

Number of Shares to be Purchased:

Purchase Price:	$

EXHIBIT B

FINANCING SIGNATURE PAGE

By execution and delivery of this signature page, the undersigned hereby agrees to become a Purchaser, as defined in that certain Securities Purchase Agreement (the “Purchase Agreement”) by and among National Holdings Corporation, a Delaware corporation (the “Company”), and the Purchasers (as defined in the Purchase Agreement), dated as of the Closing Date (as defined in the Purchase Agreement), acknowledges having read the representations in the Purchase Agreement section entitled “Representations of the Purchasers,” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as a Purchaser.  The undersigned further hereby agrees to be bound by the terms and conditions of the Purchase Agreement as a “Purchaser” thereunder and authorizes this signature page to be attached to the Purchase Agreement.

Executed, in counterpart, as of the date set forth below.

PURCHASER:

Moors and Mendon Master Fund LLP

Name of Purchaser

By:	/s/ Anton V. Schutz

Title:	Managing Member Mendon GP LLC, GP to the Moors and Mendon Fund LP

Date:	1/23/13

Contact Person:

Address for Notice:

Jurisdiction of Domicile:

Number of Shares to be Purchased:

Purchase Price:	$

EXHIBIT B

FINANCING SIGNATURE PAGE

By execution and delivery of this signature page, the undersigned hereby agrees to become a Purchaser, as defined in that certain Securities Purchase Agreement (the “Purchase Agreement”) by and among National Holdings Corporation, a Delaware corporation (the “Company”), and the Purchasers (as defined in the Purchase Agreement), dated as of the Closing Date (as defined in the Purchase Agreement), acknowledges having read the representations in the Purchase Agreement section entitled “Representations of the Purchasers,” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as a Purchaser.  The undersigned further hereby agrees to be bound by the terms and conditions of the Purchase Agreement as a “Purchaser” thereunder and authorizes this signature page to be attached to the Purchase Agreement.

Executed, in counterpart, as of the date set forth below.

PURCHASER:

/s/ Brad Chase

Name of Purchaser

By:	Brad Chase

Title:

Date:	1/23/13

Contact Person:

Address for Notice:

Jurisdiction of Domicile:

Number of Shares to be Purchased:

Purchase Price:	$

EXHIBIT B

FINANCING SIGNATURE PAGE

By execution and delivery of this signature page, the undersigned hereby agrees to become a Purchaser, as defined in that certain Securities Purchase Agreement (the “Purchase Agreement”) by and among National Holdings Corporation, a Delaware corporation (the “Company”), and the Purchasers (as defined in the Purchase Agreement), dated as of the Closing Date (as defined in the Purchase Agreement), acknowledges having read the representations in the Purchase Agreement section entitled “Representations of the Purchasers,” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as a Purchaser.  The undersigned further hereby agrees to be bound by the terms and conditions of the Purchase Agreement as a “Purchaser” thereunder and authorizes this signature page to be attached to the Purchase Agreement.

Executed, in counterpart, as of the date set forth below.

PURCHASER:

Brian D. Gordon

Name of Purchaser

By:	/s/ Brian D. Gordon

Title:

Date:	1/23/13

Contact Person:

Address for Notice:

Jurisdiction of Domicile:

Number of Shares to be Purchased:

Purchase Price:	$

EXHIBIT B

FINANCING SIGNATURE PAGE

By execution and delivery of this signature page, the undersigned hereby agrees to become a Purchaser, as defined in that certain Securities Purchase Agreement (the “Purchase Agreement”) by and among National Holdings Corporation, a Delaware corporation (the “Company”), and the Purchasers (as defined in the Purchase Agreement), dated as of the Closing Date (as defined in the Purchase Agreement), acknowledges having read the representations in the Purchase Agreement section entitled “Representations of the Purchasers,” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as a Purchaser.  The undersigned further hereby agrees to be bound by the terms and conditions of the Purchase Agreement as a “Purchaser” thereunder and authorizes this signature page to be attached to the Purchase Agreement.

Executed, in counterpart, as of the date set forth below.

PURCHASER:

Quaker Ridge Partners LLC

Name of Purchaser

By:	/s/ Larry Fehizenbaker

Title:

Date:	1/16/2013

Contact Person:

Address for Notice:

Jurisdiction of Domicile:

Number of Shares to be Purchased:

Purchase Price:	$

EXHIBIT B

FINANCING SIGNATURE PAGE

By execution and delivery of this signature page, the undersigned hereby agrees to become a Purchaser, as defined in that certain Securities Purchase Agreement (the “Purchase Agreement”) by and among National Holdings Corporation, a Delaware corporation (the “Company”), and the Purchasers (as defined in the Purchase Agreement), dated as of the Closing Date (as defined in the Purchase Agreement), acknowledges having read the representations in the Purchase Agreement section entitled “Representations of the Purchasers,” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as a Purchaser.  The undersigned further hereby agrees to be bound by the terms and conditions of the Purchase Agreement as a “Purchaser” thereunder and authorizes this signature page to be attached to the Purchase Agreement.

Executed, in counterpart, as of the date set forth below.

PURCHASER:

/s/ Stuart Lichter

Name of Purchaser

By:

Title:

Date:	1/22/13

Contact Person:

Address for Notice:

Jurisdiction of Domicile:

Number of Shares to be Purchased:

Purchase Price:	$

EXHIBIT B

FINANCING SIGNATURE PAGE

By execution and delivery of this signature page, the undersigned hereby agrees to become a Purchaser, as defined in that certain Securities Purchase Agreement (the “Purchase Agreement”) by and among National Holdings Corporation, a Delaware corporation (the “Company”), and the Purchasers (as defined in the Purchase Agreement), dated as of the Closing Date (as defined in the Purchase Agreement), acknowledges having read the representations in the Purchase Agreement section entitled “Representations of the Purchasers,” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as a Purchaser.  The undersigned further hereby agrees to be bound by the terms and conditions of the Purchase Agreement as a “Purchaser” thereunder and authorizes this signature page to be attached to the Purchase Agreement.

Executed, in counterpart, as of the date set forth below.

PURCHASER:

William Groeneveld

Name of Purchaser

By:	/s/ William Groenveld

Title:

Date:	1/23/2013

Contact Person:

Address for Notice:

Jurisdiction of Domicile:

Number of Shares to be Purchased:

Purchase Price:	$

EXHIBIT B

FINANCING SIGNATURE PAGE

By execution and delivery of this signature page, the undersigned hereby agrees to become a Purchaser, as defined in that certain Securities Purchase Agreement (the “Purchase Agreement”) by and among National Holdings Corporation, a Delaware corporation (the “Company”), and the Purchasers (as defined in the Purchase Agreement), dated as of the Closing Date (as defined in the Purchase Agreement), acknowledges having read the representations in the Purchase Agreement section entitled “Representations of the Purchasers,” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as a Purchaser.  The undersigned further hereby agrees to be bound by the terms and conditions of the Purchase Agreement as a “Purchaser” thereunder and authorizes this signature page to be attached to the Purchase Agreement.

Executed, in counterpart, as of the date set forth below.

PURCHASER:

Pyramis Small Capitalization Core Commingled Pool

Name of Purchaser

By:	/s/ Louis Russo

Title:	Vice President

Date:	1/24/13

Contact Person:

Address for Notice:

Jurisdiction of Domicile:

Number of Shares to be Purchased:

Purchase Price:	$

EXHIBIT B

FINANCING SIGNATURE PAGE

By execution and delivery of this signature page, the undersigned hereby agrees to become a Purchaser, as defined in that certain Securities Purchase Agreement (the “Purchase Agreement”) by and among National Holdings Corporation, a Delaware corporation (the “Company”), and the Purchasers (as defined in the Purchase Agreement), dated as of the Closing Date (as defined in the Purchase Agreement), acknowledges having read the representations in the Purchase Agreement section entitled “Representations of the Purchasers,” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as a Purchaser.  The undersigned further hereby agrees to be bound by the terms and conditions of the Purchase Agreement as a “Purchaser” thereunder and authorizes this signature page to be attached to the Purchase Agreement.

Executed, in counterpart, as of the date set forth below.

PURCHASER:

Tucson Supplemental Retirement System

Name of Purchaser

By:	/s/ Jeff Goretti

Title:	Vice President

Date:	1/24/13

Contact Person:

Address for Notice:

Jurisdiction of Domicile:

Number of Shares to be Purchased:

Purchase Price:	$

EXHIBIT B

FINANCING SIGNATURE PAGE

By execution and delivery of this signature page, the undersigned hereby agrees to become a Purchaser, as defined in that certain Securities Purchase Agreement (the “Purchase Agreement”) by and among National Holdings Corporation, a Delaware corporation (the “Company”), and the Purchasers (as defined in the Purchase Agreement), dated as of the Closing Date (as defined in the Purchase Agreement), acknowledges having read the representations in the Purchase Agreement section entitled “Representations of the Purchasers,” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as a Purchaser.  The undersigned further hereby agrees to be bound by the terms and conditions of the Purchase Agreement as a “Purchaser” thereunder and authorizes this signature page to be attached to the Purchase Agreement.

Executed, in counterpart, as of the date set forth below.

PURCHASER:

South Carolina Retirement System Investment Commission

Name of Purchaser

By:	/s/ Jeff Goretti

Title:	Vice President

Date:	1/24/13

Contact Person:

Address for Notice:

Jurisdiction of Domicile:

Number of Shares to be Purchased:

Purchase Price:	$

EXHIBIT B

FINANCING SIGNATURE PAGE

By execution and delivery of this signature page, the undersigned hereby agrees to become a Purchaser, as defined in that certain Securities Purchase Agreement (the “Purchase Agreement”) by and among National Holdings Corporation, a Delaware corporation (the “Company”), and the Purchasers (as defined in the Purchase Agreement), dated as of the Closing Date (as defined in the Purchase Agreement), acknowledges having read the representations in the Purchase Agreement section entitled “Representations of the Purchasers,” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as a Purchaser.  The undersigned further hereby agrees to be bound by the terms and conditions of the Purchase Agreement as a “Purchaser” thereunder and authorizes this signature page to be attached to the Purchase Agreement.

Executed, in counterpart, as of the date set forth below.

PURCHASER:

Alan B. Levin

Name of Purchaser

By:	/s/ Alan B. Levin

Title:

Date:	1/24/13

Contact Person:

Address for Notice:

Jurisdiction of Domicile:

Number of Shares to be Purchased:

Purchase Price:	$

EXHIBIT B

FINANCING SIGNATURE PAGE

By execution and delivery of this signature page, the undersigned hereby agrees to become a Purchaser, as defined in that certain Securities Purchase Agreement (the “Purchase Agreement”) by and among National Holdings Corporation, a Delaware corporation (the “Company”), and the Purchasers (as defined in the Purchase Agreement), dated as of the Closing Date (as defined in the Purchase Agreement), acknowledges having read the representations in the Purchase Agreement section entitled “Representations of the Purchasers,” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as a Purchaser.  The undersigned further hereby agrees to be bound by the terms and conditions of the Purchase Agreement as a “Purchaser” thereunder and authorizes this signature page to be attached to the Purchase Agreement.

Executed, in counterpart, as of the date set forth below.

PURCHASER:

Jonathan C. Rich

Name of Purchaser

By:	/s/ Jonathan C. Rich

Title:

Date:	1/24/13

Contact Person:

Address for Notice:

Jurisdiction of Domicile:

Number of Shares to be Purchased:

Purchase Price:	$

SCHEDULE 5.7

WARRANT/COMMON SHARE EQUIVALENTS	PER SHARE EXERCISE PRICE	EXPIRATION DATE
375,000	$2.50	03/31/13
468,750	$2.00	06/30/13
250,000	$0.50	06/04/15
250,000	$0.50	01/31/13*
646,755	$0.50	07/11/15
*Expires 01/31/13 assuming $1.8M St. Cloud Note is not prepaid before Note due date of 01/31/13